                                                                 EXHIBIT h(1)(b)


                                 AMENDMENT NO. 1
          AMENDED AND RESTATED MASTER ADMINISTRATIVE SERVICES AGREEMENT

         The Amended and Restated Master Administrative Services Agreement (the "Agreement"), dated July 1, 2003, by and between A I M Advisors, Inc., a Delaware corporation, and AIM Variable Insurance Funds, a Delaware business trust, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   APPENDIX A
                                       TO
                              AMENDED AND RESTATED
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT
                                       OF
                          AIM VARIABLE INSURANCE FUNDS


             PORTFOLIOS                 EFFECTIVE DATE OF AGREEMENT
-------------------------------------   ---------------------------
AIM V.I. Aggressive Growth Fund                 May 1, 2000
AIM V.I. Balanced Fund                          May 1, 2000
AIM V.I. Basic Value Fund                       September 10, 2001
AIM V.I. Blue Chip Fund                         May 1, 2000
AIM V.I. Capital Appreciation Fund              May 1, 2000
AIM V.I. Capital Development Fund               May 1, 2000
AIM V.I. Core Equity Fund                       May 1, 2000
AIM V.I. Dent Demographic Trends Fund           May 1, 2000
AIM V.I. Diversified Income Fund                May 1, 2000
AIM V.I. Global Utilities Fund                  May 1, 2000
AIM V.I. Government Securities Fund             May 1, 2000
AIM V.I. Growth Fund                            May 1, 2000
AIM V.I. High Yield Fund                        May 1, 2000
AIM V.I. International Growth Fund              May 1, 2000
AIM V.I. Large Cap Growth Fund                  September 1, 2003
AIM V.I. Mid Cap Core Equity Fund               September 10, 2001
AIM V.I. Money Market Fund                      May 1, 2000
AIM V.I. New Technology Fund                    May 1, 2001
AIM V.I. Premier Equity Fund                    May 1, 2000
AIM V.I. Small Cap Equity Fund                  September 1, 2003

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:              , 2003
        ------------

                                             A I M ADVISORS, INC.


Attest:                                      By:
         -------------------------------         -------------------------------
             Assistant Secretary                     President


(SEAL)


                                             AIM VARIABLE INSURANCE FUNDS


Attest:                                      By:
         -------------------------------         -------------------------------
             Assistant Secretary                     President


(SEAL)



                                       2